UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                NOVEMBER 9, 2005
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                                 Date of Report
                        (Date of earliest event reported)


                             KEARNY FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)

       United States                          0-51093              22-3803741
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 (State or other jurisdiction            (SEC Commission          (IRS Employer
     of incorporation)                      File No.)             Identification
                                                                  Number)

120 Passaic Avenue, Fairfield, New Jersey                              07004
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (973)244-4500
                                                    -------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 8.01     OTHER EVENTS
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         On November 9, 2005,  the  Registrant  issued a press release to report its intent to conduct stock repurchases to fund its 2005 Stock Compensation and Incentive Plan. A copy of the press release is furnished with this Form 8-K as an exhibit.


ITEM 9.01     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
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              INFORMATION AND EXHIBITS
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         (c) Exhibits:

                  99       Press Release dated November 9, 2005



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       KEARNY FINANCIAL CORP.


Date: November 9, 2005                 By: /s/ Craig L. Montanaro
                                           -------------------------------------
                                           Craig L. Montanaro
                                           Senior Vice President and Director of
                                           Strategic Planning